PACIFIC SELECT
VARIABLE ANNUITY       PROSPECTUS MAY 1, 2000

                       Pacific Select Variable Annuity is an individual flexible premium deferred variable accumulation deferred annuity contract issued by Pacific Life Insurance Company.

                       This Prospectus provides information you should know
This Contract is       before buying a Contract. It's accompanied by a current
not available in       Prospectus for the Pacific Select Fund, the Fund that
all states. This       provides the underlying Portfolios for the Variable
Prospectus is not      Investment Options offered under the Contract. The
an offer in any        Variable Investment Options are funded by the Pacific
state or               Select Variable Annuity Separate Account of Pacific
jurisdiction where     Life. Please read both Prospectuses carefully, and keep
we're not legally      them for future reference.
permitted to offer
the Contract.          Here's a list of all of the Investment Options
                       available under your Contract:
The Contract is
described in detail    VARIABLE INVESTMENT OPTIONS
in this Prospectus
and its Statement      Aggressive Equity            Mid-Cap Value
of Additional
Information (SAI).     Emerging Markets             Equity Index
The Pacific Select
Fund is described      Diversified Research         Small-Cap Index
in its Prospectus
and its SAI. No one    Small-Cap Equity             REIT
has the right to        (formerly called Growth)
describe the                                        International Value
Contract or the        International Large-Cap       (formerly called
Pacific Select Fund                                  International)
any differently        Bond and Income
than they have been                                 Government Securities
described in these     Equity
documents.                                          Managed Bond
                       I-Net Tollkeeper(SM)
You should be aware                                 Money Market
that the Securities    Multi-Strategy
and Exchange                                        High Yield Bond
Commission (SEC)       Equity Income
has not reviewed                                    Large-Cap Value
the Contract and       Growth LT
does not guarantee
that the               Premium payments received by us after April 30, 2000
information in this    may not be allocated to the Bond and Income
Prospectus is          Investment Option. However, Contract Value
accurate or            attributable to premium payments made before May 1,
complete. It's a       2000, may continue to be transferred to and from this
criminal offense to    Investment Option.
say otherwise.
                       FIXED OPTIONS

This Contract is       Fixed
not a deposit or
obligation of, or      You'll find more information about the Contract and the
guaranteed or          Pacific Select Variable Annuity Separate Account in the
endorsed by, any       SAI dated May 1, 2000. The SAI has been filed with the
bank. It's not         SEC and is considered to be part of this Prospectus
federally insured      because it's incorporated by reference. You'll find a
by the Federal         table of contents for the SAI on page 41 of this
Deposit Insurance      Prospectus. You can get a copy of the SAI without
Corporation, the       charge by calling or writing to Pacific Life. You can
Federal Reserve        also visit the SEC's website at www.sec.gov, which
Board, or any other    contains the SAI, material incorporated into this
government agency.     Prospectus by reference, and other information about
Investment in a        registrants that file electronically with the SEC.
Contract involves
risk, including
possible loss of
principal.

YOUR GUIDE TO THIS PROSPECTUS

An Overview of Pacific Select Variable Annuity              3       The Fixed Account                                          24
-------------------------------------------------------------       Interest                                                   25
Your Investment Options                                     9       Bail Out Provision                                         25
-------------------------------------------------------------       Death Benefit                                              25
Pacific Life, the Separate Account, and the                         Contract Charges                                           25
 Investment Adviser                                        10       Transfers and Withdrawals                                  25
Pacific Life Insurance Company                             10       Payments from the Fixed Account                            26
Separate Account                                           10       -------------------------------------------------------------
The Investment Adviser                                     10       More about the Contract                                    26
Financial Highlights                                       11       Ownership                                                  26
-------------------------------------------------------------       Designation and Change of Beneficiary                      26
The Contract                                               12       Payments from the Separate Account                         26
General                                                    12       Proof of Age and Survival                                  27
Application for a Contract                                 12       Loans                                                      27
Premium Payments                                           12       Restriction on Withdrawals from 403(b) Programs            28
Allocation of Premiums                                     13       Restrictions Under the Texas Optional Retirement
Automatic Transfer Options                                 13        Program                                                   29
Dollar Cost Averaging Option                               13       -------------------------------------------------------------
Portfolio Rebalancing Option                               14       Federal Tax Status                                         29
Transfers of Accumulated Value                             14       Introduction                                               29
Accumulated Value                                          14       Tax Status of Pacific Life and the Separate
Determination of Accumulated Value                         14        Account                                                   30
Full and Partial Withdrawals                               15       Taxation of Annuities in General--Non-Qualified
Preauthorized Scheduled Withdrawals                        16        Plans                                                     30
Free Look Right                                            16       Additional Considerations                                  31
Death Benefit                                              17       Qualified Plans                                            33
Death of Owner                                             17       Taxes on Pacific Life                                      35
-------------------------------------------------------------       -------------------------------------------------------------
Charges and Deductions                                     19       Additional Information                                     35
Contingent Deferred Sales Charge                           19       Voting Rights                                              35
Mortality and Expense Risk Charge                          20       Substitution of Investments                                36
Administrative Charge                                      20       Replacement of Life Insurance or Annuities                 36
Maintenance Fee                                            21       Changes to Comply with Law and Amendments                  36
Transfer Fee                                               21       Reports to Owners                                          37
Premium Tax and Other Taxes                                21       Inquiries and Submitting Forms and Requests                37
Variations in Charges                                      21       Telephone Transactions                                     38
Guarantee of Certain Charges                               22       Performance Information                                    38
Fund Expenses                                              22       Financial Statements                                       39
-------------------------------------------------------------       -------------------------------------------------------------
Annuity Period                                             22       Terms Used in This Prospectus                              40
General                                                    22       -------------------------------------------------------------
Annuity Options                                            23       Contents of the Statement of Additional
Selection of an Option                                     24        Information                                               41
                                                                    -------------------------------------------------------------
                                                                    Appendix                                                   42
                                                                    -------------------------------------------------------------
                                                                    Where to Go for More Information                   Back Cover

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                        This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                        Some states have different rules about how annuity contracts are described or administered. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                        In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity contract, unless we state otherwise.

                       --------------------------------------------------------
Pacific Select          Pacific Select Variable Annuity is an annuity contract
Variable Annuity        between you and Pacific Life Insurance Company.
Basics
                        This Contract is designed for long-term financial
An annuity contract     planning. It allows you to invest money on a tax-
may be appropriate      deferred basis for retirement or other goals, and to
if you're looking       receive income in a variety of ways, including a
for retirement          series of income payments for life or for a specified
income or you want      period of years.
to meet other long-
term financial          Non-Qualified and Qualified Contracts are available.
objectives.             You buy a Non-Qualified Contract with "after-tax"
                        dollars. You buy a Qualified Contract under a
This Contract may       qualified retirement or pension plan, or an individual
not be the right one    retirement annuity or account (IRA), or form thereof.
for you if you need
to withdraw money       Pacific Select Variable Annuity is a variable annuity,
for short-term          which means that the value of your Contract fluctuates
needs, because          depending on the performance of the Investment Options
withdrawal charges      you choose. The Contract allows you to choose how
and tax penalties       often you make premium payments and how much you add
for early withdrawal    each time. The Contract provides a death benefit if
may apply.              the first Owner or last surviving Annuitant dies
                        during the accumulation phase.
You should consider
the Contract's          Your Right to Cancel ("Free Look")
investment and          During the Free Look period, you have the right to
income benefits, as     cancel your Contract and return it to us or to your
well as its costs.      registered representative for a refund. The amount
                        refunded may be more or less than the premium payments you've made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                      ---------------------------------------------------------
The Accumulation       During the accumulation phase, you can put money in
Phase                  your Contract by making premium payments, and choose
                       Investment Options in which to allocate them. You can
The Investment         also take money out of your Contract by making a
Options you choose     withdrawal. The accumulation phase begins on your
and how they           Contract Date and continues until your Annuity Start
perform will           Date. We call the accumulation phase the Accumulation
affect the value       Period.
of your Contract
during the             Premium Payments
accumulation           Your initial premium payment must be at least $5,000
phase.                 for a Non-Qualified Contract and at least $2,000 for a
                       Qualified Contract. Additional premium payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract.

                       Investment Options
You can ask your       You can choose from 20 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose        Select Fund. The Bond and Income Investment Option is
the right              only available for Contract Value attributable to
Investment Options     premium payments made before May 1, 2000. If you bought
for your goals and     your Contract before January 1, 1994, you can also
risk tolerance.        choose the Growth Variable Account. We're the
                       investment adviser for the Pacific Select Fund. We
You'll find more       oversee the management of all the Fund's Portfolios and
about the              manage two of the Portfolios directly. We've retained
Investment Options     other managers to manage the other Portfolios. The
starting on page       value of each Portfolio will fluctuate with the value
9.                     of the investments it holds, and returns are not
                       guaranteed.

                       You can also choose the Fixed Account Option that earns a guaranteed rate of interest of at least 4% annually.

                       We allocate your premium payments to the Investment Options you choose. The value of your Contract will fluctuate during the Accumulation Period depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

                       Transferring among Investment Options
You'll find more       You can transfer among Investment Options any time
about transfers        until your Annuity Start Date without paying any
starting on page       current income tax. You can also make automatic
14.                    transfers by enrolling in our dollar cost averaging or
                       portfolio rebalancing programs. Some restrictions apply to transfers to and from the Fixed Account.

                       Withdrawals
You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
15.                    charge, but you may pay a withdrawal charge if you
                       withdraw premium payments that are less than six years old. Some restrictions apply to making withdrawals from the Fixed Account.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments. We call the income phase the Annuity Period.
22.
                       You can choose to receive fixed annuity payments for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments.
                       We'll make the income payments to your designated payee.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit if the first
                       Owner or last surviving Annuitant dies during the
You'll find more       Accumulation Period. Death benefit proceeds are payable
about the death        when we receive proof of death and payment
benefit starting on    instructions. To whom we pay a death benefit, and how
page 17.               we calculate the amount of the death benefit depends on
                       who dies first and the type of Contract you own.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                       This section of the overview explains the fees and expenses associated with your Pacific Select Variable Annuity Contract.

                       . Contract Expenses are expenses that we deduct from
For information          your Contract. These expenses are fixed under the
about how Separate       terms of your Contract. Premium taxes or other taxes
Account and Fund         may also apply to your Contract. We generally charge
expenses affect          premium taxes when you annuitize your Contract, but
accumulation             there may be other times when we charge them to your
units, see               Contract instead. Please see your Contract for
Financial                details.
Highlights on page
11.                    . Separate Account Annual Expenses are expenses that we
                         deduct from the assets of each Variable Investment
                         Option. They are guaranteed not to increase under the terms of your Contract.

                       . Fees and Expenses Paid by the Pacific Select Fund
                         affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                      ------------------------------------------------------------
Contract Expenses     Sales charge on premium payments................     none
                         Maximum Withdrawal Charge, as a percentage of
                          premium payments............................       6%/1/
                         Transfer Fee ................................     none/2/
                         Administrative Charge, as an annual
                          percentage of Accumulated Value.............    0.15%/3/
                         Maintenance Fee (per year)
                           Premiums received during the first Contract
                           Year of less than $50,000..................      $30/4/
                           Premiums received during the first Contract
                           Year of $50,000 or more....................     none/4/

                      ------------------------------------------------------------
Separate Account      Mortality and expense risk charge (as a percentage
Annual Expenses       of each Variable Account's average daily net
                      assets)..........................................  1.25%/5/

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See THE
                           CONTRACT--Full and Partial Withdrawals, and CHARGES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $10 for
                           any transfer over 12 that you make in a Contract Year. See THE CONTRACT--Transfers of Accumulated Value.

                       /3/ This charge is deducted monthly. The monthly rate
                           is calculated by dividing the annual rate by 12. The Administrative Charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium payment for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge on these Contracts to 0.15% on an annual basis.

                       /4/ We deduct the Maintenance Fee on each Contract
                           Anniversary up to your Annuity Start Date and when you make a full withdrawal or annuitize your Contract. The fee does not apply if the premium payments we receive for your Contract in the first Contract Year are $50,000 or more. See CHARGES AND DEDUCTIONS.

                       /5/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                      ---------------------------------------------------------
Fees and Expenses      The Pacific Select Fund pays advisory fees and other
Paid by                expenses. These are deducted from the assets of the
the Pacific Select     Fund's Portfolios and may vary from year to year. They
Fund                   are not fixed and are not part of the terms of your
                       Contract. If you choose a Variable Investment Option,
You'll find more       these fees and expenses affect you indirectly because
about the Pacific      they reduce Portfolio returns.
Select Fund
starting on page 9     Advisory Fee
and in the Fund's ,    Pacific Life is the investment adviser to the Fund. The
prospectus, which      Fund pays an advisory fee to us for these services. The
accompanies this       table below shows the advisory fee as an annual
Prospectus.            percentage of each Portfolio's average daily net
                       assets.

                       Other Expenses
                       The table also shows the Fund expenses for each portfolio in 1999. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2001. In 1999, Pacific Life reimbursed the Small-Cap Index Portfolio $96,949.

                   --------------------------------------------------------------------
                   Portfolio                Advisory fee Other expenses Total expenses+
                   --------------------------------------------------------------------
                                            As an annual % of average daily net assets
                   Aggressive Equity             0.80          0.05           0.85
                   Emerging Markets/1/           1.10          0.32           1.42
                   Diversified Research/2/       0.90          0.05           0.95
                   Small-Cap Equity              0.65          0.05           0.70
                   International Large-Cap/2/    1.05          0.15           1.20
                   Bond and Income               0.60          0.06           0.66
                   Equity                        0.65          0.04           0.69
                   I-Net Tollkeeper/2/           1.50          0.15           1.65
                   Multi-Strategy                0.65          0.05           0.70
                   Equity Income                 0.65          0.05           0.70
                   Growth LT                     0.75          0.04           0.79
                   Mid-Cap Value                 0.85          0.12           0.97
                   Equity Index/3/               0.25          0.05           0.30
                   Small-Cap Index/4/            0.50          0.44           0.94
                   REIT                          1.10          0.18           1.28
                   International Value           0.85          0.16           1.01
                   Government Securities         0.60          0.06           0.66
                   Managed Bond/1/               0.60          0.06           0.66
                   Money Market/1/               0.35          0.05           0.40
                   High Yield Bond/1/            0.60          0.06           0.66
                   Large-Cap Value               0.85          0.12           0.97
                   --------------------------------------------------------------------

                       /1/ Total net expenses for these Portfolios in 1999,
                           after deduction of an offset for custodian credits, were: 1.41% for Emerging Markets Portfolio, 0.65% for Managed Bond Portfolio, 0.39% for Money Market Portfolio, and 0.65% for High Yield Bond Portfolio.

                       /2/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 1999 because the Portfolios started after December 31, 1999.

                       /3/ The advisory fee for the Equity Index Portfolio has
                           been adjusted to reflect the advisory fee increase effective January 1, 2000. The actual advisory fee, and total net expenses for this Portfolio in 1999 after deduction of an offset for custodian credit, were 0.16% and 0.20%, respectively.

                       /4/ Total net expenses for the Small-Cap Index
                           Portfolio in 1999, after the advisor's
                           reimbursement and deduction of an offset for custodian credits, were 0.75%.

                       + The Fund has adopted a brokerage enhancement 12b-1 plan, under which brokerage transactions may be placed with broker-dealers in return for credits or other compensation that may be used to help promote distribution of Fund shares. There are no fees or charges to any Portfolio under this plan, although the Fund's distributor may defray expenses of up to approximately $300,000 for the year 2000, which it might otherwise incur for distribution. If such defrayed amount were considered a Fund expense, it would represent approximately .0023% or less of any Portfolio's average daily net assets.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                      ---------------------------------------------------------
Examples Different examples are presented below that show expenses that an Owner of a Contract with Accumulated Value allocated to a Variable Account would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is (1) surrendered,
                       (2) annuitized, (3) not surrendered or annuitized. The examples assume a $1000 investment and a 5% annual rate of return. In addition, the examples reflect an average initial premium of approximately $45,000 and a prorata portion of the annual Maintenance Fee. Each example shows expenses based upon allocation to each of the Variable Accounts.

                       The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

                   ---------------------------------------------------------------------------------------
                                                                                      Contract not
                                                                                      Surrendered or
                                                                                      Annuitized and
                                            Contract Surrendered Contract Annuitized  Remains in Force at
                                            at End of Time       at End of Time       End of Time
                                            Period ($)           Period* ($)          Period ($)
                   ---------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   ---------------------------------------------------------------------------------------
                   Aggressive Equity          77   72  124   264   77  117  151   264   23   72  124   264
                   ---------------------------------------------------------------------------------------
                   Emerging Markets           83   89  152   320   83  134  179   320   29   89  152   320
                   ---------------------------------------------------------------------------------------
                   Diversified Research       78   75  129   274   78  120  156   274   24   75  129   274
                   ---------------------------------------------------------------------------------------
                   Small-Cap Equity           78   75  128   273   78  120  155   273   24   75  128   273
                   ---------------------------------------------------------------------------------------
                   Bond and Income            76   68  116   249   76  113  143   249   22   68  116   249
                   ---------------------------------------------------------------------------------------
                   International Large-Cap    81   83  141   299   81  128  168   299   27   83  141   299
                   ---------------------------------------------------------------------------------------
                   Equity                     76   67  115   248   76  112  142   248   22   67  115   248
                   ---------------------------------------------------------------------------------------
                   I-Net Tollkeeper           85   96  163   342  180  283  363   685   31   96  163   342
                   ---------------------------------------------------------------------------------------
                   Multi-Strategy             76   68  116   249   76  113  143   249   22   68  116   249
                   ---------------------------------------------------------------------------------------
                   Equity Income              76   68  116   249   76  113  143   249   22   68  116   249
                   ---------------------------------------------------------------------------------------
                   Growth LT                  77   70  121   258   77  115  148   258   23   70  121   258
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Value              79   76  130   276   79  121  157   276   25   76  130   276
                   ---------------------------------------------------------------------------------------
                   Equity Index               72   55   95   207   72  100  122   207   18   55   95   207
                   ---------------------------------------------------------------------------------------
                   Small-Cap Index            78   75  128   273   78  120  155   273   24   75  128   273
                   ---------------------------------------------------------------------------------------
                   REIT                       82   82   82    82   82  130  172   306   28   85  145   306
                   ---------------------------------------------------------------------------------------
                   International Value        79   77  131   279   79  122  158   279   25   77  131   279
                   ---------------------------------------------------------------------------------------
                   Government Securities      76   66  114   245   76  111  141   245   22   66  114   245
                   ---------------------------------------------------------------------------------------
                   Managed Bond               76   66  114   245   76  111  141   245   22   66  114   245
                   ---------------------------------------------------------------------------------------
                   Money Market               73   59  101   217   73  104  128   217   19   59  101   217
                   ---------------------------------------------------------------------------------------
                   High Yield Bond            76   66  114   245   76  111  141   245   22   66  114   245
                   ---------------------------------------------------------------------------------------
                   Large-Cap Value            79   76  130   276   79  121  157   276   25   76  130   276
                   ---------------------------------------------------------------------------------------

                       * In this example, it is assumed that an Annuity Option
                         has been selected that provides for annuity payments that continue for at least five years, in which case the withdrawal charge would not be assessed if the Contract was in force during the Accumulation Period for at least two Contract Years.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                         Primary Investments
   Portfolio               Objective                 (under normal circumstances)         Portfolio Manager
--------------------------------------------------------------------------------------------------------------
Aggressive       Capital appreciation.         Equity securities of small emerging-     Alliance Capital
 Equity                                        growth companies and medium-sized        Management L.P.
                                               companies.
--------------------------------------------------------------------------------------------------------------
Emerging         Long-term growth of capital.  Equity securities of companies that are  Alliance Capital
 Markets                                       located in countries generally regarded  Management L.P.
                                               as "emerging market" countries.
--------------------------------------------------------------------------------------------------------------
Diversified      Long-term growth of capital.  Equity securities of U.S. companies and  Capital Guardian
 Research                                      securities whose principal markets are   Trust Company
                                               in the U.S.
--------------------------------------------------------------------------------------------------------------
Small-Cap        Growth of capital.            Equity securities of smaller and medium- Capital Guardian
 Equity                                        sized companies.                         Trust Company
 (formerly
 called Growth)
--------------------------------------------------------------------------------------------------------------
International    Long-term growth of capital.  Equity securities of non-U.S. companies  Capital Guardian
 Large-Cap                                     and securities whose principal markets   Trust Company
                                               are outside of the U.S.
--------------------------------------------------------------------------------------------------------------
Bond and Income  Total return and income       A wide range of fixed income securities  Goldman Sachs
                 consistent with prudent       with varying terms to maturity, with an  Asset Management
                 investment management.        emphasis on long-term bonds.
--------------------------------------------------------------------------------------------------------------
Equity           Capital appreciation. Current Equity securities of large U.S. growth-  Goldman Sachs
                 income is of secondary        oriented companies.                      Asset Management
                 importance.
--------------------------------------------------------------------------------------------------------------
I-Net            Long-term growth of capital.  Equity securities of companies which     Goldman Sachs
 Tollkeeper                                    use, support, or relate directly or      Asset Management
                                               indirectly to use of the Internet. Such
                                               companies include those in the media,
                                               telecommunications, and technology
                                               sectors.
--------------------------------------------------------------------------------------------------------------
Multi-Strategy   High total return.            A mix of equity and fixed income         J.P. Morgan Investment
                                               securities.                              Management Inc.
--------------------------------------------------------------------------------------------------------------
Equity Income    Long-term growth of capital   Equity securities of large and medium-   J.P. Morgan Investment
                 and income.                   sized dividend-paying U.S. companies.    Management Inc.
--------------------------------------------------------------------------------------------------------------
Growth LT        Long-term growth of capital   Equity securities of a large number of   Janus Capital
                 consistent with the           companies of any size.                   Corporation
                 preservation of capital.
--------------------------------------------------------------------------------------------------------------
Mid-Cap Value    Capital appreciation.         Equity securities of medium-sized U.S.   Lazard Asset
                                               companies believed to be undervalued.    Management
--------------------------------------------------------------------------------------------------------------
Equity Index     Investment results that       Equity securities of companies that are  Mercury Asset
                 correspond to the total       included in the Standard & Poor's 500    Management US
                 return of common stocks       Composite Stock Price Index.
                 publicly traded in the U.S.
--------------------------------------------------------------------------------------------------------------
Small-Cap Index  Investment results that       Equity securities of companies that are  Mercury Asset
                 correspond to the total       included in the Russell 2000 Small Stock Management US
                 return of an index of small   Index.
                 capitalization companies.
--------------------------------------------------------------------------------------------------------------
REIT             Current income and long-term  Equity securities of real estate         Morgan Stanley
                 capital appreciation.         investment trusts.                       Asset Management
--------------------------------------------------------------------------------------------------------------
International    Long-term capital             Equity securities of companies of any    Morgan Stanley
 Value           appreciation primarily        size located in developed countries      Asset Management
 (formerly       through investment in equity  outside of the U.S.
 called          securities of corporations
 International)  domiciled in countries other
                 than the U.S.
--------------------------------------------------------------------------------------------------------------
Government       Maximize total return         Fixed income securities that are issued  Pacific Investment
 Securities      consistent with prudent       or guaranteed by the U.S. government,    Management Company
                 investment management.        its agencies or government-sponsored
                                               enterprises.
--------------------------------------------------------------------------------------------------------------
Managed Bond     Maximize total return         Medium and high-quality fixed income     Pacific Investment
                 consistent with prudent       securities with varying terms to         Management Company
                 investment management.        maturity.
--------------------------------------------------------------------------------------------------------------
Money Market     Current income consistent     Highest quality money market instruments Pacific Life
                 with preservation of capital. believed to have limited credit risk.
--------------------------------------------------------------------------------------------------------------
High Yield Bond  High level of current income. Fixed income securities with lower and   Pacific Life
                                               medium-quality credit ratings and
                                               intermediate to long terms to maturity.
--------------------------------------------------------------------------------------------------------------
Large-Cap Value  Long-term growth of capital.  Equity securities of large U.S.          Salomon Brothers Asset
                 Current income is of          companies.                               Management Inc
                 secondary importance.
--------------------------------------------------------------------------------------------------------------

The Fund's board of trustees has approved a proposed reorganization of the Bond and Income Portfolio into the Managed Bond Portfolio, subject to the approval of the shareholders of the Bond and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place in the summer of 2000. If the reorganization occurs, shareholders of the Bond and Income Portfolio would become shareholders of the Managed Bond Portfolio, and the Bond and Income Portfolio would cease to exist.

                      PACIFIC LIFE, THE SEPARATE ACCOUNT,
                           AND THE INVESTMENT ADVISER

Pacific Life Insurance Company

  Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 1999, we had over $101 billion of individual life insurance in force and total admitted assets of approximately $48.2 billion. We are ranked the 16th largest life insurance carrier in the U.S. in terms of 1999 admitted assets.

  The Pacific Life family of companies has total assets under management of $315 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Contracts is Pacific Select Distributors, Inc. ("PSD", formerly known as Pacific Mutual Distributors, Inc.). PSD is registered as a broker-dealer with the SEC and is a subsidiary of ours. PSD is located at 700 Newport Center Drive, Newport Beach, California, 92660.

Separate Account

  The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of ours. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

  The Separate Account is divided into Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles.

  The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

The Investment Adviser

  We are the Investment Adviser to the Fund. We and the Fund have engaged other firms to serve as Portfolio Managers, supervised by us, for 19 of the Portfolios.

                              FINANCIAL HIGHLIGHTS

  The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

  This information in the table for the period ended December 31, 1999 is included in the financial statements of Pacific Select Variable Annuity Separate Account which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 1999.

                    SELECTED ACCUMULATION UNIT* INFORMATION

  Selected accumulation unit information as of the year ended December 31st for each period:

                     1999       1998       1997       1996         1995         1994         1993     1992    1991         1990
----------------------------------------------------------------------------------------------------------------------------------
Accumulation
 Unit Value at
 Beginning of
 Period:
Aggressive Eq-
 uity Variable
 Account .......       12.25      10.95      10.69      10.00(a)
Emerging Markets
 Variable Ac-
 count .........        6.73       9.31       9.59      10.00(a)
Small-Cap Equity
 Variable Ac-
 count .........       31.78      31.34      24.36      19.95        16.07        18.18        15.10   12.68    9.11      10.00(b)
Bond and Income
 Variable Ac-
 count .........       16.00      14.86      12.94      13.21        10.00(c)
Equity Variable
 Account .......       23.24      18.06      15.47      12.24        10.00(c)
Multi-Strategy
 Variable Ac-
 count .........       27.10      23.22      19.65      17.68        14.29        14.69        13.62   13.06   10.63      10.00(d)
Equity Income
 Variable Ac-
 count .........       33.66      27.45      21.61      18.32        14.09        14.31        13.38   12.85    9.88      10.00(b)
Growth LT Vari-
 able Account ..       30.13      19.27      17.59      15.11        11.19        10.00(e)
Mid-Cap Value
 Variable Ac-
 count .........       10.00(f)
Equity Index
 Variable Ac-
 count .........       35.47      27.96      21.29      17.62        13.03        13.06        12.09   11.44   10.00(g)
Small-Cap Index
 Variable Ac-
 count .........       10.00(f)
REIT Variable
 Account .......       10.00(h)
International
 Value Variable
 Account .......       16.96      16.27      15.07      12.52        11.47        11.27         8.77    9.85    9.02      10.00(b)
Government Secu-
 rities Variable
 Account .......       18.60      17.24      15.94      15.68        13.37        14.26        13.03   12.27   10.61      10.00(i)
Managed Bond
 Variable Ac-
 count .........       19.42      18.00      16.58      16.11        13.70        14.51        13.15   12.25   10.56      10.00(j)
Money Market
 Variable Ac-
 count .........       13.28      12.77      12.29      11.84        11.36        11.08        10.94   10.73   10.27      10.00(k)
High Yield Bond
 Variable Ac-
 count .........       22.62      22.35      20.68      18.82        16.03        16.16        13.86   11.82    9.58      10.00(b)
Large-Cap Value
 Variable Ac-
 count .........       10.00(f)
----------------------------------------------------------------------------------------------------------------------------------
Accumulation
 Unit Value at
 End of Period:
Aggressive Eq-
 uity Variable
 Account .......       15.41      12.25      10.95      10.69
Emerging Markets
 Variable Ac-
 count .........       10.20       6.73       9.31       9.59
Small-Cap Equity
 Variable Ac-
 count .........       46.31      31.78      31.34      24.36        19.95        16.07        18.18   15.10   12.68       9.11
Bond and Income
 Variable Ac-
 count .........       14.64      16.00      14.86      12.94        13.21
Equity Variable
 Account .......       31.79      23.24      18.06      15.47        12.24
Multi-Strategy
 Variable Ac-
 count .........       28.64      27.10      23.22      19.65        17.68        14.29        14.69   13.62   13.06      10.63
Equity Income
 Variable Ac-
 count .........       37.65      36.66      27.45      21.61        18.32        14.09        14.31   13.38   12.85       9.88
Growth LT Vari-
 able Account ..       58.95      30.13      19.27      17.59        15.11        11.19
Mid-Cap Value
 Variable Ac-
 count .........       10.40
Equity Index
 Variable Ac-
 count .........       42.24      35.47      27.96      21.29        17.62        13.03        13.06   12.09   11.44
Small-Cap Index
 Variable Ac-
 count .........       11.79
REIT Variable
 Account .......        9.85
International
 Value Variable
 Account .......       20.58      16.96      16.27      15.07        12.52        11.47        11.27    8.77    9.85       9.02
Government Secu-
 rities Variable
 Account .......       18.01      18.60      17.24      15.94        15.68        13.37        14.26   13.03   12.27      10.61
Managed Bond
 Variable Ac-
 count .........       18.81      19.42      18.00      16.58        16.11        13.70        14.51   13.15   12.25      10.56
Money Market
 Variable Ac-
 count .........       13.77      13.28      12.77      12.29        11.84        11.36        11.08   10.94   10.73      10.27
High Yield Bond
 Variable Ac-
 count .........       22.99      22.62      22.35      20.68        18.82        16.03        16.16   13.86   11.82       9.58
Large-Cap Value
 Variable Ac-
 count .........       11.01
----------------------------------------------------------------------------------------------------------------------------------
Outstanding at
 End of Period:
Aggressive Eq-
 uity Variable
 Account .......  11,118,066 10,535,854  8,602,223  3,457,578
Emerging Markets
 Variable Ac-
 count .........   9,447,024 10,031,439  8,096,690  3,004,491
Small-Cap Equity
 Variable Ac-
 count..........     930,230    790,323  1,072,376  1,217,042    1,431,985    1,684,966    1,951,727 744,468 232,180     41,227
Bond and Income
 Variable Ac-
 count .........   5,205,858  6,592,827  5,223,465  3,669,755    1,389,028
Equity Variable
 Account .......  12,348,302 12,842,016 11,810,163  7,078,169    2,377,743
Multi-Strategy
 Variable Ac-
 count .........   8,975,844 10,327,173  8,424,713  5,736,463    3,112,558    1,848,366    1,288,197 737,841 276,429      7,594
Equity Income
 Variable Ac-
 count..........  20,917,655 22,451,064 21,208,366 13,975,807    7,116,753    2,165,096    1,337,697 748,646 255,940     30,402
Growth LT Vari-
 able Account ..  25,077,684 25,453,009 25,269,203 18,364,396    9,411,999    3,169,124
Mid-Cap Value
 Variable Ac-
 count .........   2,807,437
Equity Index
 Variable Ac-
 count .........  20,740,677 21,758,653 20,127,373 11,570,124    4,142,024      765,184      554,737 291,497 132,256
Small-Cap Index
 Variable Ac-
 count .........   2,309,897
REIT Variable
 Account .......   1,722,077
International
 Value Variable
 Account .......  35,706,570 35,347,056 33,155,306 21,638,113    9,523,524    3,744,811    1,397,587 442,951 173,609     25,363
Government Secu-
 rities Variable
 Account .......   8,718,907  6,164,020  5,756,107  4,989,942    3,144,652    1,085,199    1,168,824 668,500 264,937     14,888
Managed Bond
 Variable Ac-
 count .........  20,261,803 21,143,468 17,140,870  9,789,438    4,110,672    1,972,516    1,653,806 608,417 159,134      9,725
Money Market
 Variable Ac-
 count .........  19,529,634 14,031,831 14,071,168 10,826,212    5,268,194    3,822,842    1,329,477 841,839 596,386    290,145
High Yield Bond
 Variable Ac-
 count..........   9,042,829 10,599,470 10,646,620  7,031,597    3,499,795      915,875      579,127 204,530  28,473      5,555
Large-Cap Value
 Variable Ac-
 count .........   3,194,845
----------------------------------------------------------------------------------------------------------------------------------

* Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

Date Variable Account
 began operations:     (a) 04/01/96 (b) 08/16/90 (c) 01/01/95 (d) 09/25/90 (e) 01/04/94 (f) 01/04/99
                       (g) 02/11/91 (h) 01/06/99 (i) 08/22/90 (j) 09/05/90 (k) 07/24/90

                                  THE CONTRACT

General

  To the extent that all or a portion of premium payments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

  The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 or Keogh plans,
(2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408, (4) Section 403(b) Tax-Sheltered Annuities, and
(5) Section 457 plans. Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan. The Contract is not available for use in connection with tax qualified retirement plans under Section 403(b) unless otherwise approved by us.

Application for a Contract

  Any person wishing to purchase a Contract may submit an application and an initial premium to us, as well as any other form or information that we may require. We reserve the right to reject an application or premium payment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

  The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant's Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Premium Payments

  The minimum initial premium for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of premium payments, except that the minimum subsequent premium is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent premium requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum premium requirements under certain circumstances, such as for group or sponsored arrangements.

  Any premium that results in total premiums paid under a Contract exceeding $1,000,000 will not be accepted without our prior approval. No premium or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the premium payment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

  An initial premium payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the premium is preceded or accompanied by sufficient information necessary to establish an account and properly credit such premium payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial premium (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial premium to the applicant unless the applicant consents to our retaining the premium until the requested information has been provided.

  Subsequent premiums will be credited as of the end of the Valuation Period in which they are received by us. Premium payments after the initial premium may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent premiums under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Premiums may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium can be met by payment under the Uni-Check plan.

Allocation of Premiums

  In an application for a Contract, you select the Investment Options to which premium payments will be allocated. During the Free Look period, except as indicated below, premiums will be allocated according to your instructions contained in the application (or more recent instructions received, if any). The Bond and Income Investment Option is only available for Contract Value attributable to premium payments made before May 1, 2000. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued.

  A Contract Owner may change the premium allocation instructions by submitting a proper written request to us. Changes in premium allocation instructions may be made by telephone provided an authorization for telephone requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests. Changes in the allocation of future premiums have no effect on existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT--Transfers of Accumulated Value.

Automatic Transfer Options

  We offer two automatic transfer options: Dollar cost averaging and portfolio rebalancing. There is no charge for these options, although transfers under the dollar cost averaging option are counted towards your total transfers in a Contract Year.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the dollar cost averaging option, the Accumulated Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing Option

  We currently offer an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of the Contract's Accumulated Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will "rebalance" the Contract's Accumulated Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the SAI.

Transfers of Accumulated Value

  During the Accumulation Period and after the Free Look period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to us, except that the Bond and Income Investment Option is only available for Contract Value attributable to premium payments made before May 1, 2000. Contract Value attributable to premium payments made before May 1, 2000 may continue to be transferred to and from this Investment Option. Transfers may be made by telephone if an authorization for telephone requests is on file with us. Transfer requests received after 4:00 p.m. Eastern Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date. Currently there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer (except as required under the Dollar Cost Averaging Option), nor any minimum amount required to be remaining in a given Variable Account after a transfer.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account. Transfers from the Fixed Account to the Variable Accounts are restricted as described in THE FIXED ACCOUNT.

  No charges are currently imposed upon transfers. We reserve the right, however, at a future date to charge a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer in any Contract Year. See CHARGES AND DEDUCTIONS--Transfer Fee. We also reserve the right (unless otherwise required by law) to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

Accumulated Value

  The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Accumulated Value, below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

Determination of Accumulated Value

  The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner's interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

  The Accumulation Unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account's net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following: (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio,
(3) the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and (4) the mortality and expense risk charge under the Contract.

Full and Partial Withdrawals

  You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract's Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

  The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

  The amount of a partial withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES AND DEDUCTIONS--Contingent Deferred Sales Charge.

  A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES AND DEDUCTIONS-- Premium Tax and Other Taxes.

  A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under
Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restrictions on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX STATUS.

Preauthorized Scheduled Withdrawals

  We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected. Scheduled withdrawals may be stopped or modified upon your proper written request received by us at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each scheduled withdrawal must be at least $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract's Full Withdrawal Value to equal zero.

  Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account.

Free Look Right

  You may return a Contract within the Free Look period, which is usually 10 days after you receive the Contract (20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

  Premiums received during the Free Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value as of the end of the Valuation Period in which we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to premium payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES AND DEDUCTIONS-- Variations in Charges, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract Fees and Charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract Fees and Charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

  If you reside in a state that requires us to return premium payments, or your Contract is an IRA, and you exercise the Free Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract Charges and Fees deducted from the Variable Accounts on the Contract Date. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Contract Charges deducted from the Separate Account on the Contract Date.

  If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

Death Benefit

  If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner's estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner's estate.

  The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or (2) the aggregate premium payments received less any reductions caused by previous withdrawals. Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, (2) the aggregate premium payments received less any reductions caused by previous withdrawals, or (3) subject to approval of state insurance authorities, the "Minimum Guaranteed Death Benefit." After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

  The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

Death of Owner

  If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner's death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

  Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner's estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant's Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant's Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

  The death benefit is as stated in the THE FIXED ACCOUNT--Death Benefit section, except that the Owner's Age, as opposed to the Annuitant's, is used in determining the death benefit.

  If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant's Beneficiary, if the Owner is the Annuitant's Beneficiary, the "Death Benefit" will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

  On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner's estate. See FEDERAL TAX STATUS for a discussion of the tax consequences in the event of death.

  The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

                             CHARGES AND DEDUCTIONS

Contingent Deferred Sales Charge

  We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. No charge will be imposed (1) upon payment of death benefit proceeds under the Contract, (2) upon withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or (3) upon annuitization if your Contract has been in force two years, and if an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

Free Withdrawals

  During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Premium Payments". Eligible Premium Payments include 10% of all Premium Payments that have an "age" of less than six years, plus 100% of all Premium Payments that have an "age" of six years or more. Once all Premium Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Premium Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

  Example: You make an initial Premium Payment of $10,000 in Contract Year 1, and make additional Premium Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Premium Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Premium Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

  The amount of the charge depends on how long each Premium Payment was held under your Contract. Each Premium Payment you make is considered to have a certain "age," depending on the length of time since that Premium Payment was effective. A Premium Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Premium Payment will have an "age of two," and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Premium Payment you withdraw determines the level of withdrawal charge as follows:

                                                                  Withdrawal
                                                                 Charge (as a
                                                                  percentage
             "Age" of Premium                                    of the amount
                 in Years                                         withdrawn)
             ----------------                                    -------------
                   1                                                  6%
                   2                                                  6%
                   3                                                  5%
                   4                                                  4%
                   5                                                  3%
                   6                                                  0%

  For purposes of the charge, a withdrawal will be attributed to Premium Payments in the order they were received by us, then earnings, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

  We pay sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse us for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.5% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Accumulated Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Mortality and Expense Risk Charge

  We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

  The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

  We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

  We deduct a monthly administrative charge equal to .0125% multiplied by a Contract's Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to .01% (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .005% (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

Transfer Fee

  No transfer fee is currently imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values. Transfers under the dollar cost averaging option are counted toward your total transfers in a Contract Year.

Premium Tax and Other Taxes

  Various states and municipalities impose a tax on premiums ("premium tax") on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant's state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX STATUS--Tax Status of Pacific Life and the Separate Account.

Variations in Charges

  We may agree to reduce or waive the withdrawal charge, administrative charges, or the maintenance fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.). Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the premium payments. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

  We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

  If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under THE CONTRACT--Free Look Right.

  For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

  We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner's Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Fund Expenses

  Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Fund's prospectus and its SAI.

                                 ANNUITY PERIOD

General

  You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant's 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant's 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date unless the terms of a Qualified Plan require otherwise. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner's reaching Age 59 1/2.

  On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

  The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

  Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

  You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

  The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

 Option 1--Life Income with Guaranteed Payment of 10 or 20 Years

  Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

 Option 2--Joint and Survivor

  Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 3--Joint and Last Survivor

  Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 4--Fixed Payments for Specified Period

  Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

 Option 5--Fixed Payments of a Specified Amount

  Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

Selection of an Option

  You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant's 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see THE CONTRACT.

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

Interest

  Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

  Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. We bear the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

  For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

  The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

Death Benefit

  The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See THE CONTRACT--Death Benefit.

Contract Charges

  The contingent deferred sales charge, the administrative charge, the maintenance fee, and premium taxes will be the same for Contract Owners who allocate premium payments or transfer Accumulated Value to the Fixed Account as for those who allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. The Growth Variable Account is not available to Owners of Contracts issued on or after January 1, 1994. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, we reserve the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See THE CONTRACT-- Transfer of Accumulated Value.

  You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See THE CONTRACT--Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 401 and 403(b) of the Internal Revenue Code may obtain a loan. See MORE ABOUT THE CONTRACT--Loans.

Payments from the Fixed Account

  Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

                            MORE ABOUT THE CONTRACT

Ownership

  The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

  Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

  Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. The change will not be binding on us until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by us before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

  Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

  We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

  We may require proof of age or survival of any person on whose life annuity payments depend.

Loans

  An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not
Section 408 or Section 408A) may request a loan, provided that loans are permitted by the Participant's Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50% of your Accumulated Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

  When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner's Accumulated Value in the Investment Options into an account called the "Loan Account" to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

  Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

  In the event that the Moody's Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

  Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

  If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty
(60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a "Deemed Distribution"). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

  If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

  Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we advise that the Contract Owner consult with a qualified tax adviser before exercising the loan provisions of the Contract.

  If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

  Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

  We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

Restriction on Withdrawals from 403(b) Programs

  Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

  Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship.

Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

  An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

  Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

Restrictions Under the Texas Optional Retirement Program

  Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to (1) termination of employment in all Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

  Currently we do not accept applications for Contracts issued under the Texas ORP.

                               FEDERAL TAX STATUS

Introduction

  The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Tax Status of Pacific Life and the Separate Account

 General

  We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.

  Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, we believe that we will be treated as the owner of the assets in the Separate Account for Federal income tax purposes.

  The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

 Diversification Standards

  Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. For details on these diversification requirements, see the Fund's SAI.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract, as deemed appropriate by us, to attempt to prevent a Contract Owner from being considered the owner of the Contract's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

Taxation of Annuities in General--Non-Qualified Plans

  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 32 and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Start Date

  Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

  2. Surrenders or Withdrawals on or after the Annuity Start Date

  Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

  For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

  Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

  3. Penalty Tax on Certain Surrenders and Withdrawals

  With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

  1. Death of Owner Distribution Rules

  In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Any amount payable upon the Contract Owner's death, whether before or after the Annuity Start Date, will be included in the estate of the Contract Owner for federal estate tax purposes. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

  For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

  Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

  3. Contracts Owned by Non-Natural Persons

  For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

  4. Multiple Contract Rule

  For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

Qualified Plans

  The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or qualified tax adviser. You should also consult your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

  The Contract may be used with several types of Qualified Plans. Keoghs, individual retirement annuities, Section 403(b) tax sheltered annuities,
Section 457 plans, and pension and profit sharing plans (including Keoghs) will be treated, for purposes of this discussion, as Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, we may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

  The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

  1. Individual Retirement Annuities

  Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

 Traditional IRAs

  Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. In addition, distribution from certain other types of Qualified Plans may be placed on a tax-deferred basis into a traditional IRA.

 SIMPLE IRAs

  The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code section 401 or a Section 403(b) annuity contract.

 Roth IRAs

  Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

  2. Tax-Sheltered Annuities

  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  3. 401(k) Plans; Pension and Profit Sharing Plans

  Code Sections 401(a) and 401(k) permit employers to establish various types of deferred compensation plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to these plans are subject to limitations.

  4. Government Plans

  Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

  Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions: (1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary but in the case of a participant in a plan qualified under Section 401(a) of the Code or the owner of a 403(b) contract only if the individual has separated from service; (2) also in the case of a corporate plans qualified under Section 401(a) of the Code and 403(b) contracts, made to an employee after termination of employment after reaching age 55; (3) made to pay for certain medical expenses; or (4) in the case of IRAs, made for certain qualifying expenditures for first time homebuyers or for qualified higher education expenses. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2; however, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

  Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or a Roth IRA subject to Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

  The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plan distributions are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan. We are not the Administrator of your Qualified Plan. You should also consult with your tax advisor and/or administrator before you withdraw any portion of your Contract's Accumulated Value.

Taxes on Pacific Life

  A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

                             ADDITIONAL INFORMATION

Voting Rights

  We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner's Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund.

  We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolios held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

  In connection with a substitution of any shares attributable to an Owner's interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

  We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

  We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any

Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

Reports to Owners

  A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction appeared. When you write, tell us your name, contract number and description of the error.

  Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a premium or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Premium payments after your initial premium payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Valuation Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Valuation Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone Transactions

  After your Free Look period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will send you written confirmation of each telephone transfer.

  We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.

Performance Information

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

  We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

Financial Statements

  The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are contained in the Statement of Additional Information.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may          Fixed Account - An account that is part of our General
be new to you. We've identified them in the Prospectus       Account in which all or a portion of the Accumulated
by capitalizing the first letter of each word. You'll        Value may be held for accumulation at fixed rates of
find an explanation of what they mean below.                 interest (which may not be less than 4.0%) declared by
                                                             us at least annually.
If you have any questions, please ask your registered
representative or call us at 1-800-722-2333.                 Fixed Option - The Fixed Account

Accumulated Value - The total value of the amounts in        Full Withdrawal Value -- The amount you may receive
the Investment Options as well as any amount set aside       upon full withdrawal of the Contract, which is equal
in the Loan Account to secure loans, increased by            to Accumulated Value minus any unpaid maintenance fee,
interest earned and decreased by any principal               any applicable contingent deferred sales charge, and
repayments and/or withdrawals or transfers of interest       any Contract Debt.
earned, as of any Valuation Date.
                                                             Fund -- Pacific Select Fund.
Accumulation Period - The period commencing on the
Contract Date and ending on the Annuity Start Date or,       General Account -- All of our assets other than those
if earlier, when the Contract is terminated, either          allocated to the Separate Account or to any of our
through a full withdrawal, payment of charges, or            other separate accounts.
payment of the death benefit proceeds.
                                                             Investment Option -- A Variable Account or the Fixed
Accumulation Unit - A unit of measure used to calculate      Account.
the value of your interest in a Variable Account during
the Accumulation Period.                                     Loan Account -- The Account in which the amount equal
                                                             to the principal amount of a loan and any interest
Age - The Owner's or Annuitant's age as of his or her        accrued is held to secure any Contract Debt.
nearest birthday as of the Contract Date, increased by
the number of complete Contract Years elapsed.               Loan Account Value -- The amount, including any
                                                             interest accrued, held in the Loan Account to secure
Annuitant - The person or persons on whose life annuity      any Contract Debt.
payments depend. If Joint Annuitants are named in the
Contract, "Annuitant" means both Annuitants unless           Owner Beneficiary -- The person named (other than a
otherwise stated.                                            Joint or Contingent Owner) to receive death benefit
                                                             proceeds if the Owner dies before the Annuitant during
Annuity - A series of periodic income payments made by       the Accumulation Period.
us to an Annuitant, Contingent Annuitant, or
Beneficiary during the period specified in the Annuity       Primary Annuitant -- The individual that is named in
Option.                                                      your Contract, the events in the life of whom are of
                                                             primary importance in affecting the timing or amount
Annuity Options - Any one of the Annuity Options             of the payout under the Contract.
(income options) available for a series of annuity
payments after your Annuity Start Date.                      Policyholder -- The Contract Owner.

Annuity Period - The period during which annuity             Portfolio -- A separate portfolio of the Fund.
payments are made.
                                                             Separate Account -- The Pacific Select Variable
Annuity Start Date - The date when annuity payments          Annuity Separate Account. A separate account of ours
are to begin, which may not be earlier than the first        that consists of subaccounts, referred to as Variable
Contract Anniversary.                                        Accounts, each of which invests in a separate
                                                             Portfolio of the Pacific Select Fund.
Beneficiary - The person having the right to the death
benefit, if any, payable upon the death of the               Valuation Date -- Each date on which the Separate
Annuitant during the Accumulation Period, and the            Account is valued, which currently includes each day
person having the right to benefits, if any, payable         that the New York Stock Exchange is open for trading
upon the death of the Annuitant during the Annuity           and our administrative offices are open. The New York
Period.                                                      Stock Exchange and our administrative offices are
                                                             closed on weekends and on the following holidays: New
Contract - An individual flexible premium variable           Year's Day, Martin Luther King, Jr. Day, President's
accumulation deferred annuity contract offered by us.        Day, Good Friday, Memorial Day, July Fourth, Labor Day,
                                                             Thanksgiving Day, and Christmas Day, and the Friday
Contract Date - The date shown as the Contract Date in       before New Year's Day, July Fourth or Christmas Day if
a Contract. Contract monthly, quarterly, semi-annual,        that holiday falls on a Saturday, the Monday following
and annual anniversaries and Contract months, quarters,      New Year's Day, July Fourth or Christmas Day if that
and years are measured from the Contract Date. It is         holiday falls on a Sunday, unless unusual business
usually the date that the initial premium is credited        conditions exist, such as the ending of a monthly or
to the Contracts. The term "Issue Date" shall be             yearly accounting period. Any transaction called for
substituted for the term "Contract Date" for Contracts       on or as of any day is effected as of the end of that
issued to residents of the Commonwealth of                   day. If any transaction or event called for under a
Massachusetts.                                               Contract is scheduled to occur on a day that is not a
                                                             Valuation Date, such transaction or event will be
Contract Debt - The unpaid loan balance including            deemed to occur on the next following Valuation Date,
accrued loan interest.                                       unless otherwise specified.

Contract Owner, Owner, Policyholder, you or your - The       Valuation Period -- A period used in measuring the
person entitled to the ownership rights under the            investment experience of each Variable Account of the
Contract and in whose name the Contract is issued.           Separate Account. The Valuation Period begins at the
                                                             close of one Valuation Date and ends at the close of
Contract Year - Each twelve-month period measured from       the next succeeding Valuation Date.
the Contract Date.
                                                             Variable Account -- A separate account of ours or a
Designated Beneficiary - The person selected by you to       subaccount of the Separate Account. Each Variable
succeed to your interest in the Contract for purposes        Account invests its assets in shares of a
of Section 72(s) of the Internal Revenue Code, and           corresponding Portfolio.
which includes an Owner Beneficiary and a Joint or
Contingent Owner.                                            Variable Annuities Division -- Our Division that
                                                             services the Contract. The addresses of the Annuities
                                                             Division are on the back cover of the Prospectus.

                                                             Variable Investment Option -- A subaccount of the
                                                             Separate Account.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

                               TABLE OF CONTENTS

   PERFORMANCE INFORMATION..................................................   1
   TAX DEFERRED ACCUMULATION................................................   6
   DISTRIBUTION OF THE CONTRACT.............................................   7
     Pacific Select Distributors, Inc. .....................................   7
   GENERAL INFORMATION AND HISTORY..........................................   8
     Dollar Cost Averaging..................................................   8
     Portfolio Rebalancing Option...........................................   9
     Safekeeping of Assets..................................................   9
     Dividends..............................................................   9
     Misstatements..........................................................   9
   FINANCIAL STATEMENTS.....................................................   9
   INDEPENDENT AUDITORS.....................................................   9

                                    APPENDIX

                  EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

  The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

  A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract's Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $1,000              0%       10% free withdrawal amount on premium Age 5--No
                                       charge imposed.
          9,000              3%       Applied against remaining premium Age 5.
          1,000              0%       No charge imposed on an amount in excess of ag-
                                       gregate premiums received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $270.

Example 2:

  A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract's Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $5,000              0%       Applied against premiums Age 6--No charge im-
                                       posed.
            600              0%       10% free withdrawal amount applied against pre-
                                       mium
                                       Age 5.
          1,400              3%       Applied against remaining premium Age 5.
          2,000              4%       Applied against premium Age 4.
          2,000              5%       Applied against premium Age 3.
          1,000              0%       No charge imposed on an amount in excess of ag-
                                       gregate premium received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $222.

Example 3:

  A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
          $200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           500                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                6%      Applied against premium Age 2.

  The contingent deferred sales charge would be $6.

-- --  -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                         [SCISSORS SYMBOL]


To receive a current copy of the Pacific Select Variable Annuity SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name _____________________________________________________

Address __________________________________________________

City _________________________ State ______ Zip __________


PH02/53003.29

PACIFIC SELECT
VARIABLE ANNUITY       WHERE TO GO FOR MORE INFORMATION

The Pacific Select     You'll find more information about the Pacific Select
Variable Annuity       Variable Annuity Contract and the Pacific Select
Contract is            Variable Annuity Separate Account in the Statement of
offered by Pacific     Additional Information (SAI) dated May 1, 2000.
Life Insurance
Company,               The SAI has been filed with the SEC and is considered
700 Newport Center     to be part of this Prospectus because it's incorporated
Drive,                 by reference. You'll find the table of contents for the
P.O. Box 9000,         SAI on page 41 of this Prospectus.
Newport Beach,
California 92660.      You can get a copy of the SAI at no charge by calling
                       or writing to us, or by contacting the SEC. The SEC may
If you have any        charge you a fee for this information.
questions about the
Contract, please
ask your registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company
                       Annuities Division
                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Purchase Payments, other payments and application forms:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company
                       c/o FCNPC
                       1111 South Arroyo Parkway, Suite 150
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2000

                        PACIFIC SELECT VARIABLE ANNUITY

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

                               ----------------

  Pacific Select Variable Annuity (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

  This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2000, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                              Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PERFORMANCE INFORMATION....................................................   1

TAX DEFERRED ACCUMULATION..................................................   6

DISTRIBUTION OF THE CONTRACT...............................................   7
  Pacific Select Distributors, Inc.........................................   7

GENERAL INFORMATION AND HISTORY............................................   8
  Dollar Cost Averaging Option.............................................   8
  Portfolio Rebalancing Option.............................................   9
  Safekeeping of Assets....................................................   9
  Dividends................................................................   9
  Misstatements............................................................   9

FINANCIAL STATEMENTS.......................................................   9

INDEPENDENT AUDITORS.......................................................   9

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

  Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1) (To the power of 6)-1]
                 ---
                 cd

  where
      a= net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
      b= expenses accrued for the period (net of reimbursements), c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
      d= the maximum offering price per Accumulation Unit on the last day of the period.

  At December 31, 1999, the Money Market Variable Account current yield was 4.15% and the effective yield was 4.24%.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)(To the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. ("Lipper") a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 1999 and for the period from each such Variable Account's commencement of operations through December 31, 1999. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value ("AV") reflects the deductions for all contractual expenses except the contingent deferred sales charge. The full withdrawal value ("FWV") reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.

  The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 1999
                   All numbers are expressed as a percentage

                            1 Year**      3 Years**   5 Years**  10 Years**  Since Inception**
                          -------------  ----------- ----------- ----------- -----------------
Variable Accounts          AV     FWV     AV    FWV   AV    FWV   AV    FWV     AV       FWV
-----------------         -----  ------  ----- ----- ----- ----- ----- ----- --------  ---------
Aggressive Equity
 4/1/96*................  25.52   20.12  12.73 11.53                            11.99     11.27
Emerging Markets
 4/1/96*................  51.36   45.96   1.86  0.39                             0.32     (0.66)
Small-Cap Equity
 8/16/90*...............  45.40   40.00  23.63 22.64 23.35 23.11                15.74     15.74
Bond and Income 1/4/95*.  (8.69) (14.09)  3.98  2.58                             7.66      7.25
Equity 1/4/95*..........  36.55   31.15  26.88 25.94                            26.13     25.91
Multi-Strategy 9/25/90*.   5.49    0.09  13.16 11.97 14.70 14.38                10.16     10.15
Equity Income 8/16/90*..  11.62    6.22  20.10 19.05 21.50 21.25                13.45     13.45
Growth LT 1/4/94*.......  95.30   89.90  49.37 48.70 39.17 39.03                34.21     34.21
Mid-Cap Value 1/4/99*...                                                         3.85     (1.68)
Equity Index 2/11/91*...  18.85   13.45  25.41 24.45 26.29 26.08                18.32     18.32
Small-Cap Index 1/4/99*.                                                        17.95     12.42
REIT 1/6/99*............                                                        (1.65)    (7.17)
International Value
 8/16/90*...............  21.04   15.64  10.70  9.47 12.18 11.83                 7.23      7.23
Government Securities
 8/22/90*...............  (3.38)  (8.78)  3.93  2.52  5.93  5.50                 6.06      6.06
Managed Bond 9/5/90*....  (3.34)  (8.74)  4.07  2.66  6.33  5.90                 6.65      6.65
Money Market 7/24/90*...   3.41   (1.99)  3.65  2.23  3.70  3.23                 3.25      3.25
High Yield Bond
 8/16/90*...............   1.41   (3.99)  3.37  1.94  7.27  6.86                 9.03      9.03
Large-Cap Value 1/4/99*.                                                        10.06      4.53

Major Indices                                   1 year  3 years 5 years 10 years
-------------                                   ------  ------- ------- --------
CS First Boston Global High Yield Bond.........  3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond................. (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond................ (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond...... (2.15)    5.54    7.60    7.66
Lehman Brothers Long-Term Government/Corporate
 Bond.......................................... (7.64)    5.74    8.99    8.65
Morgan Stanley Capital International Europe,
 Australasia & Far East........................ 27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free.................................. 63.70     0.91   (0.13)   8.58
NAREIT Equity.................................. (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap................................ 18.23    18.86   21.86   15.92
Russell 1000 Growth............................ 33.16    34.07   32.41   20.32
Russell 2000 Small-Stock....................... 21.26    13.08   16.69   13.40
Russell 2500................................... 24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price.... 21.04    27.56   28.55   18.20

-------
 * Date Variable Account commenced operations.
** The performance of the Aggressive Equity, Equity Income, Multi-Strategy,
   Equity, Bond and Income, International Value, and Emerging Markets Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity, and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

  In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

  The Diversified Research, International Large-Cap and I-Net Tollkeeper Subaccounts started operations after December 31, 1999 and there is no historical value available for the Subaccounts.

  The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; these are not actual performance numbers for the Variable Accounts or for the Contract.

  These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The accumulated value ("AV") reflects the deduction for all contractual expenses except the contingent deferred sales charge. The full withdrawal value ("FWV") reflects the deduction for all contractual expenses. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

  The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 1999
                   All numbers are expressed as a percentage

                           1 Year*       3 Years*    5 Years*    10 Years*  Since Inception*
                         -------------  ----------- ----------- ----------- ----------------
Variable Accounts         AV     FWV     AV    FWV   AV    FWV   AV    FWV     AV       FWV
-----------------        -----  ------  ----- ----- ----- ----- ----- ----- --------  --------
Aggressive Equity....... 25.52   20.12                                         11.99     11.27
Emerging Markets........ 51.36   45.96                                          0.32     (0.66)
Small-Cap Equity........ 45.40   40.00  23.63 22.64 23.35 23.11 14.94 14.94    16.26     16.26
Bond and Income......... (8.69) (14.09)  3.98  2.58  7.71  7.30  7.43  7.43     9.34      9.34
Equity.................. 36.55   31.15  26.88 25.94 25.79 25.58 16.08 16.08    15.62     15.62
Multi-Strategy..........  5.49    0.09  13.16 11.97 14.70 14.38  9.88  9.88    10.44     10.44
Equity Income........... 11.62    6.22  20.10 19.05 21.50 21.25 13.05 13.05    13.64     13.64
Growth LT............... 95.30   89.90  49.37 48.70 39.17 39.03                34.20     34.19
Mid-Cap Value...........                                                        3.85     (1.68)
Equity Index............ 18.85   13.45  25.41 24.45 26.29 26.08                18.32     18.32
Small-Cap Index.........                                                       17.95     12.42
REIT....................                                                       (1.65)    (7.17)
International Value..... 21.04   15.64  10.70  9.47 12.18 11.83  6.72  6.72     8.46      8.46
Government Securities... (3.38)  (8.78)  3.93  2.52  5.93  5.50  5.87  5.87     6.38      6.38
Managed Bond............ (3.34)  (8.74)  4.07  2.66  6.33  5.90  6.44  6.44     6.91      6.91
Money Market............  3.41   (1.99)  3.65  2.23  3.70  3.23  3.42  3.42     3.81      3.81
High Yield Bond.........  1.41   (3.99)  3.37  1.94  7.27  6.86  8.83  8.83     8.13      8.13
Large-Cap Value.........                                                       10.06      4.53

Major Indices                                   1 year  3 years 5 years 10 years
-------------                                   ------  ------- ------- --------
CS First Boston Global High Yield Bond.........  3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond................. (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond................ (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond...... (2.15)    5.54    7.60    7.66
Lehman Brothers Long-Term Government/Corporate
 Bond.......................................... (7.64)    5.74    8.99    8.65
Morgan Stanley Capital International Europe,
 Australasia & Far East........................ 27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free.................................. 63.70     0.91   (0.13)   8.58
NAREIT Equity.................................. (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap................................ 18.23    18.86   21.86   15.92
Russell 1000 Growth............................ 33.16    34.07   32.41   20.32
Russell 2000 Small-Stock....................... 21.26    13.08   16.69   13.40
Russell 2500................................... 24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price.... 21.04    27.56   28.55   18.20

--------
 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, and International Value Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity, and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began their first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994.

                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 premium or investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account's average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account's Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to premium payments that are two years old or less, 5% of the amount withdrawn attributable to premium payments that are three years old, 4% of the amount withdrawn attributable to premium payments that are four years old, 3% of the amount withdrawn attributable to premium payments that are five years old, and 0% of the amount withdrawn attributable to premium payments that are six years old or older. Each premium payment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your premium payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.

  The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets and taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

        $10,000 investment at annual rates of 0%, 4% and 8% taxed @ 36%




                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00


                         DISTRIBUTION OF THE CONTRACT

Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.)

  Pacific Select Distributors, Inc. ("PSD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

  The aggregate amount of underwriting commissions paid to PSD for 1999, 1998 and 1997 was $34,464,521, $39,235,795, and $76,763,607, respectively, of which
$0 was retained. Broker-dealers may choose one of two compensation structures for sales of the Contracts or may permit their registered representatives to choose on a Contract-by-Contract basis.

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

Dollar Cost Averaging Option

  We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing Option

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

  You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request's effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

  We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

Misstatements

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct Age or sex (unless unisex rates apply).

                             FINANCIAL STATEMENTS

  The statement of net assets of Pacific Select Variable Annuity Separate Account as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

  The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 2000

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1999       1998
-------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $14,814.0  $13,804.7
    Equity securities                                          295.2      547.5
  Trading securities at estimated fair value                    99.9       97.0
  Mortgage loans                                             2,920.2    2,788.7
  Real estate                                                  236.0      172.7
  Policy loans                                               4,258.5    4,003.2
  Other investments                                            882.7      951.7
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           23,506.5   22,365.5
Cash and cash equivalents                                      439.4      154.1
Deferred policy acquisition costs                            1,446.1      899.8
Accrued investment income                                      287.2      259.3
Other assets                                                   830.7      361.2
Separate account assets                                     23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL ASSETS                                               $50,123.0  $39,883.9
-------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,045.5  $17,973.0
  Future policy benefits                                     4,386.0    2,480.5
  Short-term and long-term debt                                224.4      445.1
  Other liabilities                                            939.2      813.3
  Separate account liabilities                              23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                           48,208.2   37,555.9
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0       30.0
  Paid-in capital                                              139.9      126.2
  Unearned ESOP shares                                         (11.6)
  Retained earnings                                          2,034.5    1,663.5
  Accumulated other comprehensive income (loss) -
   Unrealized gain (loss) on securities available for
   sale, net                                                  (278.0)     508.3
-------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   1,914.8    2,328.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $50,123.0  $39,883.9
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       1999     1998     1997
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                $  653.8 $  525.3 $  431.2
Insurance premiums                                      483.9    537.1    526.4
Net investment income                                 1,473.3  1,413.6  1,325.4
Net realized investment gains                           101.5     39.4     85.4
Commission revenue                                      234.3    220.1    146.6
Other income                                            144.7    112.5     97.9
-------------------------------------------------------------------------------
TOTAL REVENUES                                        3,091.5  2,848.0  2,612.9
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                          904.4    880.8    797.8
Policy benefits paid or provided                        734.4    757.0    712.6
Commission expenses                                     484.6    387.2    305.1
Operating expenses                                      453.4    468.0    507.9
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           2,576.8  2,493.0  2,323.4
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                514.7    355.0    289.5
Provision for income taxes                              143.7    113.5    113.5
-------------------------------------------------------------------------------

NET INCOME                                           $  371.0 $  241.5 $  176.0
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                   Accumulated
                         Common Stock          Unearned               Other
                         ------------- Paid-in   ESOP   Retained  Comprehensive
                         Shares Amount Capital  Shares  Earnings  Income (Loss)  Total
-----------------------------------------------------------------------------------------
                                             (In Millions)

BALANCES,
 JANUARY 1, 1997                                        $1,318.0     $ 379.2    $1,697.2
Comprehensive income:
  Net income                                               176.0                   176.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 196.0       196.0
                                                                                --------
Total comprehensive
 income                                                                            372.0
Issuance of partnership
 units by affiliate                    $ 85.1                                       85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                                    (2.0)                   (2.0)
Issuance of common
 stock                    0.6   $30.0    35.0              (65.0)
Dividend paid to
 Pacific LifeCorp                                           (5.0)                   (5.0)
-----------------------------------------------------------------------------------------

BALANCES,
 DECEMBER 31, 1997        0.6    30.0   120.1            1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                               241.5                   241.5
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 (66.9)      (66.9)
                                                                                --------
Total comprehensive
 income                                                                            174.6
Issuance of partnership
 units by affiliate                       6.1                                        6.1
-----------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998        0.6    30.0   126.2            1,663.5       508.3     2,328.0
Comprehensive loss:
  Net income                                               371.0                   371.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                (786.3)     (786.3)
                                                                                --------
Total comprehensive
 loss                                                                             (415.3)
Issuance of partnership
 units by affiliate                      10.6                                       10.6
Capital contribution                      3.1                                        3.1
Purchase of ESOP note                           $(13.1)                            (13.1)
Allocation of unearned
 ESOP shares                                       1.5                               1.5
-----------------------------------------------------------------------------------------


BALANCES,
 DECEMBER 31, 1999        0.6   $30.0  $139.9   $(11.6) $2,034.5     $(278.0)   $1,914.8
-----------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
                                                1999       1998       1997
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                    $   371.0  $   241.5  $   176.0
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturity securities       (77.8)     (39.4)     (26.6)
  Depreciation and other amortization              20.5       26.0       38.3
  Earnings of equity method investees             (92.9)     (99.0)     (78.1)
  Deferred income taxes                            (8.5)     (20.6)     (14.4)
  Net realized investment gains                  (101.5)     (39.4)     (85.4)
  Net change in deferred policy acquisition
   costs                                         (546.3)    (171.9)    (196.4)
  Interest credited to universal life and in-
   vestment-type products                         904.4      880.8      797.8
  Change in trading securities                     (2.9)     (14.3)     (18.3)
  Change in accrued investment income             (27.9)       3.1      (59.9)
  Change in future policy benefits                 58.1       (9.7)     (16.3)
  Change in other assets and liabilities          207.1      102.2      574.9
------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES         703.3      859.3    1,091.6
------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                    (4,173.4)  (4,330.5)  (6,272.3)
  Sales                                         2,333.8    2,209.3    2,224.1
  Maturities and repayments                     1,400.3    2,221.8    2,394.6
Repayments of mortgage loans                      681.0      334.9      179.3
Proceeds from sales of mortgage loans and
 real estate                                       24.4       43.3      104.4
Purchases of mortgage loans and real estate      (886.3)  (1,246.3)    (643.7)
Distributions from partnerships                   138.2      119.5       91.6
Change in policy loans                           (255.3)    (129.7)    (301.4)
Cash received from acquisitions of insurance
 blocks of business                               164.9               1,215.9
Other investing activity, net                     255.6     (466.6)     (70.8)
------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (316.8)  (1,244.3)  (1,078.3)
------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                            Years Ended December 31,
(Continued)                                 1999       1998       1997
-----------------------------------------------------------------------------
                                                  (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                $ 4,453.4  $ 4,007.0  $ 2,679.8
  Withdrawals                              (4,322.3)  (3,770.7)  (2,667.3)
Net change in short-term and long-term
 debt                                        (220.7)     191.5      (16.5)
Purchase of ESOP note                         (13.1)
Allocation of unearned ESOP shares              1.5
Initial capitalization of Pacific Mutual
 Holding Company                                                     (2.0)
Dividend paid to Pacific LifeCorp                                    (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                  (101.2)     427.8      (11.0)
-----------------------------------------------------------------------------

Net change in cash and cash equivalents       285.3       42.8        2.3
Cash and cash equivalents, beginning of
 year                                         154.1      111.3      109.0
-----------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR    $   439.4  $   154.1  $   111.3
-----------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and 1997, respectively, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities            $ 1,592.7
     Cash and cash equivalents                164.9             $ 1,215.9
     Policy loans                                                   440.3
     Other assets                             100.4                  43.4
                                          ---------             ---------
        Total assets assumed              $ 1,858.0             $ 1,699.6
                                          ---------             ---------

     Policyholder account values                                $ 1,693.8
     Annuity reserves                     $ 1,847.4
     Other liabilities                         10.6                   5.8
                                          ---------             ---------
        Total liabilities assumed         $ 1,858.0             $ 1,699.6
                                          ---------             ---------

-----------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

-----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                         $    83.0  $   127.9  $   153.0
Interest paid                             $    23.3  $    24.0  $    26.1
-----------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

   During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

   In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                             December 31,
                                                             1999      1998
                                                           ------------------
                                                             (In Millions)
         Statutory capital and surplus                     $1,219.1  $1,157.4
           Deferred policy acquisition costs                1,398.6     944.5
           Deferred income taxes                              304.5     307.1
           Asset valuation reserve                            232.1     298.7
           Non admitted assets                                 83.3      40.4
           Subsidiary equity                                   25.2      26.5
           Surplus notes                                     (149.6)   (149.6)
           Unrealized gain (loss) on securities available
            for sale, net                                    (278.0)    508.3
           Insurance and annuity reserves                    (845.2)   (654.4)
           Other                                              (75.2)   (150.9)
                                                           ------------------
         Stockholder's equity as reported herein           $1,914.8  $2,328.0
                                                           ------------------


                                               Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $  168.4  $  187.6  $  121.5
           Deferred policy acquisition costs     379.2     177.3     160.4
           Deferred income taxes                  (2.7)     17.9      41.2
           Earnings of subsidiaries              (27.5)    (32.8)    (40.6)
           Insurance and annuity reserves       (184.3)   (145.1)   (107.0)
           Other                                  37.9      36.6       0.5
                                              ----------------------------
         Net income as reported herein        $  371.0  $  241.5  $  176.0
                                              ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

   PERMITTED PRACTICE

   Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4. ACQUISITIONS

   Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

   The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized ----------------- Estimated
                                        Cost     Gains    Losses  Fair Value
                                      --------------------------------------
                                                  (In Millions)
    As of December 31, 1999:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $   107.7 $    9.3 $    1.0 $   116.0
    Obligations of states, political
     subdivisions                         642.0     13.0     27.7     627.3
    Foreign governments                   285.0     10.5      6.7     288.8
    Corporate securities                8,725.0    220.3    387.4   8,557.9
    Mortgage-backed and asset-backed
     securities                         5,323.8     33.7    251.1   5,106.4
    Redeemable preferred stock            108.5     14.2      5.1     117.6
                                      --------------------------------------
    Total fixed maturity securities   $15,192.0 $  301.0 $  679.0 $14,814.0
                                      --------------------------------------

    Total equity securities           $   269.3 $   57.0 $   31.1 $   295.2
                                      --------------------------------------

    As of December 31, 1998:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $    95.6 $   25.1          $   120.7
    Obligations of states, political
     subdivisions                         481.9     91.3 $   11.8     561.4
    Foreign governments                   253.1     28.3      4.3     277.1
    Corporate securities                7,888.7    446.3    124.5   8,210.5
    Mortgage-backed and asset-backed
     securities                         4,434.7    143.1     53.0   4,524.8
    Redeemable preferred stock            104.0     11.3      5.1     110.2
                                      --------------------------------------
    Total fixed maturity securities   $13,258.0 $  745.4 $  198.7 $13,804.7
                                      --------------------------------------
    Total equity securities           $   364.4 $  202.6 $   19.5 $   547.5
                                      --------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Due in one year or less                      $   566.5 $   572.6
         Due after one year through five years          3,324.0   3,366.5
         Due after five years through ten years         2,995.9   2,921.4
         Due after ten years                            2,981.8   2,847.1
                                                    ----------------------
                                                        9,868.2   9,707.6
         Mortgage-backed and asset-backed securities    5,323.8   5,106.4
                                                    ----------------------
         Total                                        $15,192.0 $14,814.0
                                                    ----------------------

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1999     1998     1997
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $1,030.3 $  929.7 $  940.2
        Equity securities              14.6     13.5     10.2
        Mortgage loans                205.6    174.6    129.5
        Real estate                    46.5     38.1     53.6
        Policy loans                  158.6    161.5    144.3
        Other                         131.7    203.2    156.2
                                   --------------------------
          Gross investment income   1,587.3  1,520.6  1,434.0
        Investment expense            114.0    107.0    108.6
                                   --------------------------
          Net investment income    $1,473.3 $1,413.6 $1,325.4
                                   --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   Net realized investment gain, including changes in valuation allowances, are as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Fixed maturity securities available for
         sale:
          Gross gain                             $   89.3  $   92.7  $   56.3
          Gross loss                                (72.9)    (84.8)    (31.1)
        Equity securites available for sale:
          Gross gain                                109.0      40.9      36.1
          Gross loss                                (52.0)     (6.8)     (6.2)
        Mortgage loans on real estate                10.1     (10.7)     (4.6)
        Real estate                                  18.0       1.2      16.9
        Other investments                                       6.9      18.0
                                                 ----------------------------
        Total                                    $  101.5  $   39.4  $   85.4
                                                 ----------------------------

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                              December 31,
                                          1999      1998     1997
                                        --------------------------
                                             (In Millions)
        Available for sale securities:
          Fixed maturity                $  (924.7) $(229.5) $223.5
          Equity                           (157.2)    63.1    85.7
                                        --------------------------
        Total                           $(1,081.9) $(166.4) $309.2
                                        --------------------------
        Trading securities              $     0.4  $  (2.5) $ (1.1)
                                        --------------------------

   As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS


   The estimated fair values of the Company's financial instruments are as follows:

                                      December 31, 1999    December 31, 1998
                                     -------------------- --------------------
                                     Carrying  Estimated  Carrying  Estimated
                                      Amount   Fair Value  Amount   Fair Value
                                     -----------------------------------------
                                                   (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)           $15,109.2 $15,109.2  $14,352.2 $14,352.2
      Trading securities                  99.9      99.9       97.0      97.0
      Mortgage loans                   2,920.2   2,983.8    2,788.7   2,911.2
      Policy loans                     4,258.5   4,258.5    4,003.2   4,003.2
      Cash and cash equivalents          439.4     439.4      154.1     154.1
      Derivative instruments              43.5      43.5      176.1     176.1
    Liabilities:
      Guaranteed interest contracts    6,365.0   6,296.3    5,665.3   5,751.0
      Deposit liabilities                544.9     533.7      599.9     626.7
      Annuity liabilities              1,323.3   1,304.8    1,448.0   1,430.1
      Short-term debt                     60.0      60.0      295.5     295.5
      Long-term debt                     164.4     164.3      149.6     176.0
      Derivative instruments             229.5     229.5       36.0      36.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

   TRADING SECURITIES

   The estimated fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

   Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                         Assets (Liabilities)
                                                ----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying Estimated
                              Contract Amounts   Value    Fair Value  Value   Fair Value
                              ----------------- --------  ---------- -------- ----------
                                1999     1998     1999       1999      1998      1998
                              ----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options and
     swaptions                $1,003.0 $2,653.0 $   5.0    $   5.0    $ 67.9    $ 67.9
    Interest rate swap
     contracts                 2,867.5  2,608.6    38.5       38.5     (23.3)    (23.3)
    Asset swap contracts          58.1     63.2    (3.6)      (3.6)     (3.6)     (3.6)
    Credit default and total
     return swaps              2,061.9    649.6   (43.1)     (43.1)     (9.1)     (9.1)
    Financial futures
     contracts                   676.8    608.9
    Foreign currency
     derivatives               1,685.1  1,131.2  (182.8)    (182.8)    108.2     108.2
                              ----------------------------------------------------------
     Total derivatives        $8,352.4 $7,714.5 $(186.0)   $(186.0)   $140.1    $140.1
                              ----------------------------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1999:
    ------------------

      Interest rate floors, caps,
       options and swaptions       $2,653.0    $  670.9     $2,320.9   $1,003.0
      Interest rate swap
       contracts                    2,608.6     1,226.2        967.3    2,867.5
      Asset swap contracts             63.2         7.8         12.9       58.1
      Credit default and total
       return swaps                   649.6     1,617.3        205.0    2,061.9
      Financial futures contracts     608.9     5,586.8      5,518.9      676.8
      Foreign currency
       derivatives                  1,131.2       874.0        320.1    1,685.1

    December 31, 1998:
    ------------------

      Interest rate floors, caps,
       options and swaptions        2,730.0       160.6        237.6    2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS


   The detail of universal life and investment-type product liabilities is as follows:


                                       December 31,
                                      1999      1998
                                    -------------------
                                       (In Millions)
          Universal life            $10,807.7 $10,218.0
          Investment-type products    8,237.8   7,755.0
                                    -------------------
                                    $19,045.5 $17,973.0
                                    -------------------

   The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                       Years Ended December 31,
                                        1999     1998     1997
                                      --------------------------
                                            (In Millions)
          Policy fees:
            Universal life            $  509.2 $  439.9 $  377.5
            Investment-type products     144.6     85.4     53.7
                                      --------------------------
          Total policy fees           $  653.8 $  525.3 $  431.2
                                      --------------------------
          Interest credited:
            Universal life            $  443.9 $  440.8 $  368.2
            Investment-type products     460.5    440.0    429.6
                                      --------------------------
          Total interest credited     $  904.4 $  880.8 $  797.8
                                      --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES


   Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                              Years Ended
                                             December 31,
                                              1999    1998
                                             --------------
                                             (In Millions)
            Balance at January 1             $137.4  $140.5
              Less reinsurance recoverables     0.1     0.7
                                             --------------
            Net balance at January 1          137.3   139.8
                                             --------------
            Incurred related to:
              Current year                    376.8   412.9
              Prior years                     (33.8)  (18.3)
                                             --------------
            Total incurred                    343.0   394.6
                                             --------------
            Paid related to:
              Current year                    286.7   303.5
              Prior years                      77.1    93.6
                                             --------------
            Total paid                        363.8   397.1
                                             --------------
            Net balance at December 31        116.5   137.3
              Plus reinsurance recoverables     0.1     0.1
                                             --------------
            Balance at December 31           $116.6  $137.4
                                             --------------

   As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

   PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES


   The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Current                         $152.2  $  134.1  $  127.9
           Deferred                          (8.5)    (20.6)    (14.4)
                                         ----------------------------
                                           $143.7  $  113.5  $  113.5
                                         ----------------------------

   The sources of the Company's provision for deferred taxes are as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Policyholder reserves         $   50.9  $  (29.5) $   20.1
           Deferred policy acquisition
            costs                            20.0     (12.6)    (18.0)
           Non deductible reserves            4.0      28.2     (27.6)
           Partnership income               (25.6)     20.8
           Investment valuation             (28.0)    (24.5)      3.9
           Duration hedging                 (29.6)     20.8      (2.6)
           Other                             (0.2)     (2.6)      9.8
                                         ----------------------------
           Deferred taxes from
            operations                       (8.5)      0.6     (14.4)
           Release of subsidiary
            deferred taxes                            (21.2)
                                         ----------------------------
           Deferred tax provision        $   (8.5) $  (20.6) $  (14.4)
                                         ----------------------------

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Provision for income taxes at the
         statutory rate                          $  180.1  $  124.2  $  101.3
          Amortization of intangibles on equity
           method investments                         2.0       4.3       7.6
          Non taxable investment income              (7.3)     (3.6)     (2.6)
          Tax settlement                             (7.5)
          Low income housing tax credits            (19.2)     (3.9)
          Equity tax                                           (5.0)      5.0
          Other                                      (4.4)     (2.5)      2.2
                                                 ----------------------------
        Provision for income taxes               $  143.7  $  113.5  $  113.5
                                                 ----------------------------

   The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                     December 31,
                                                     1999    1998
                                                    ---------------
                                                    (In Millions)
        Deferred tax assets
          Policyholder reserves                     $203.4  $ 254.3
          Investment valuation                        72.7     44.7
          Deferred compensation                       35.4     33.7
          Duration hedging                            21.1     (8.5)
          Postretirement benefits                      9.0      8.9
          Dividends                                    8.4      7.6
          Partnership income                           4.8    (20.8)
          Non deductible reserves                      1.9      5.9
          Other                                        3.1      5.2
                                                    ---------------
        Total deferred tax assets                    359.8    331.0

        Deferred tax liabilities
          Deferred policy acquisition costs           44.0     24.0
          Depreciation                                 2.7      2.4
                                                    ---------------
        Total deferred tax liabilities                46.7     26.4
                                                    ---------------
        Net deferred tax asset from operations       313.1    304.6
        Unrealized (gain) loss on securities         150.8   (272.3)
        Issuance of partnership units by affiliate   (81.1)   (74.9)
                                                    ---------------
        Net deferred tax asset (liability)          $382.8  $ (42.6)
                                                    ---------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME


   The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                    Years Ended December 31,
                                                      1999      1998    1997
                                                    --------------------------
                                                         (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on securities
           available for sale                       $(1,179.7) $(53.8) $ 359.8
          Deferred policy acquisition costs              43.9    (6.9)    (3.1)
          Tax (expense) benefit                         397.7    21.1   (125.1)
                                                    --------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
                                                    --------------------------
        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                       $    73.4  $ 42.0  $  55.1
          Tax expense                                   (25.2)  (14.7)   (19.5)
                                                    --------------------------
          Reclassification adjustment, net of tax   $    48.2  $ 27.3  $  35.6
                                                    --------------------------
        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
          Less reclassification adjustment, net of
           tax                                           48.2    27.3     35.6
                                                    --------------------------
          Net unrealized gain (loss) recognized in
           other comprehensive income (loss)        $  (786.3) $(66.9) $ 196.0
                                                    --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE


   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1999    1998
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(55.3) $(46.0)
      Future policy benefits              141.8   108.9
      Unpaid claims                         8.5    12.5
      Paid claims                           6.4    24.3

   As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1999     1998     1997
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   92.8 $   82.7 $   70.7
      Assumed reinsurance included in insurance
       premiums                                          13.9     17.2     18.1
      Ceded reinsurance netted against policy fees       52.3     65.0     77.5
      Ceded reinsurance netted against net invest-
       ment income                                      211.9    203.3    204.9
      Ceded reinsurance netted against interest
       credited                                         110.5    162.8    165.8
      Ceded reinsurance netted against policy bene-
       fits                                              88.4    121.3     93.4
      Assumed reinsurance included in policy bene-
       fits                                               8.3     17.7     12.7

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION

   The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

   The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

   Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)


   Financial information for each of the business segments is as follows:

                            Life     Institutional              Group   Broker- Investment Corporate
                          Insurance    Products    Annuities  Insurance Dealers Management and Other    Total
                     ------------------------------------------------------------------------------------------
External customers and                                       (In Millions)
 other revenue
 December 31, 1999        $   502.0    $    39.1   $   205.0   $478.4   $253.2    $ 14.9   $   24.1   $ 1,516.7
 December 31, 1998            431.9         43.2       124.0    521.2    236.1      17.0       21.6     1,395.0
 December 31, 1997            395.6         61.4        83.3    480.6    154.0      21.2        6.0     1,202.1
Intersegment revenues
 December 31, 1999                                                       348.5               (348.5)          -
 December 31, 1998                                                       185.3               (185.3)          -
 December 31, 1997                                                       143.3               (143.3)          -
Net investment income
 excluding earnings of
 equity method investees
 December 31, 1999            580.2        645.1        78.3     23.4      0.9       8.3       44.2     1,380.4
 December 31, 1998            586.5        565.5        88.6     23.1      0.9       8.0       42.0     1,314.6
 December 31, 1997            507.2        509.6       149.4     24.9      0.8       6.2       49.2     1,247.3
Earnings of equity
 method investees
 December 31, 1999             (0.7)        (1.2)       (0.1)                      107.9      (13.0)       92.9
 December 31, 1998                           0.1                                   103.1       (4.2)       99.0
 December 31, 1997                           0.2                                    80.7       (2.8)       78.1
Net realized investment
 gains (losses)
 December 31, 1999             12.6         26.8         0.1     (0.6)               9.9       52.7       101.5
 December 31, 1998              4.1        (13.6)        4.6      1.7                4.0       38.6        39.4
 December 31, 1997              9.9         12.8         0.6      2.0               20.8       39.3        85.4
Total revenues
 December 31, 1999          1,094.1        709.8       283.3    501.2    602.6     141.0     (240.5)    3,091.5
 December 31, 1998          1,022.5        595.2       217.2    546.0    422.3     132.1      (87.3)    2,848.0
 December 31, 1997            912.7        584.0       233.3    507.5    298.1     128.9      (51.6)    2,612.9


Income (loss) before
 provision for
 income tax
 December 31, 1999            178.4        111.9        73.2     30.4     11.9      62.6       46.3       514.7
 December 31, 1998            151.1         74.6        34.1     10.3      9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3        23.5     28.8      6.4      24.6      (24.5)      289.5
Provision (benefit) for
 income tax
 December 31, 1999             54.4         30.7        24.0     10.1      5.2      11.3        8.0       143.7
 December 31, 1998             52.6         21.2        11.3      2.9      4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9         9.4      9.1      2.7      10.1       (7.5)      113.5
Net income (loss)
 December 31, 1999            124.0         81.2        49.2     20.3      6.7      51.3       38.3       371.0
 December 31, 1998             98.5         53.4        22.8      7.4      5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4        14.1     19.7      3.7      14.5      (17.0)      176.0


Interest credited on
 universal life and
 investment-type
 products
 December 31, 1999            451.4        383.8        65.1                                    4.1       904.4
 December 31, 1998            449.6        354.1        71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8       106.2                                   13.0       797.8


Assets
 As of December 31, 1999   16,276.1     17,649.4    14,565.2    341.5     60.9     264.5      965.4    50,123.0
 As of December 31, 1998   14,578.2     15,221.0     8,384.2    361.1     55.8     267.3    1,016.3    39,883.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 1999      1998      1997
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $    4.6  $    4.0  $    3.6
        Interest cost on projected benefit
         obligation                                11.5      10.9      10.4
        Expected return on plan assets            (16.3)    (15.0)    (12.8)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension benefit           $   (1.6) $   (1.5) $   (0.2)
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                      December 31,
                                                       1999    1998
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $177.8  $157.9
          Service cost                                   4.6     4.0
          Interest cost                                 11.5    10.9
          Plan expense                                  (0.3)   (0.3)
          Actuarial (gain) loss                        (30.7)   11.9
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Benefit obligation, end of year               $155.9  $177.8
                                                      --------------

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $195.3  $180.3
          Actual return on plan assets                  23.6    21.9
          Plan expense                                  (0.3)   (0.3)
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Fair value of plan assets, end of year        $211.6  $195.3
                                                      --------------

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 55.7  $ 17.5
        Unrecognized transition asset                  (47.7)   (3.6)
        Unrecognized prior service cost                 (2.4)   (1.0)
        Unrecognized actuarial gain                     (0.8)   (9.7)
                                                      --------------
        Prepaid pension cost                          $  4.8  $  3.2
                                                      --------------

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   POSTRETIREMENT BENEFITS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

   The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

   $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

   On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

17. TERMINATION AND NON COMPETITION AGREEMENTS

   The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

   For the years ended December 31, 1999, 1998 and 1997, approximately $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17. TERMINATION AND NON COMPETITION AGREEMENTS (Continued)

   operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

   In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2000                      $437.0
          2001 through 2004          210.8
          2005 and thereafter        144.3
                                    ------
        Total                       $792.1
                                    ------

   The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

   Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------